UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2015

MEDICAN ENTERPRISES, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-53408	87-0474017
(Commission File Number)	(IRS Employer Identification No.)

3440 E. Russell Road, Las Vegas, NV, 89120
(Address of Principal Executive Offices)

(863) 245-6201
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Ken Williams Removal

On September 23, 2015 with a special meeting of the Board of Directors it was resolved to remove Ken Williams as Secretary and Director. The Company and Mr. Williams had no disagreements, and the Company and Mr. Williams each support each in future endeavors and pursuits.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Adoption of Mobiweb Bylaws

On September 23, 2015 with a special meeting of the Board of Directors it was resolved to adopt Mobiweb Network Inc. bylaws. On September 26, 2015, the Company amended its Articles of Incorporation to incorporate and fully implements the bylaws of Mobiweb Network, Inc.

Item 9.01 Financial Statements and Exhibits

5.2           Resolution to remove Ken Williams dated September 23, 2015.
5.2           Resolution to adopt Mobiweb Network, Inc. bylaws dated September 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAN ENTERPRISES, INC.

September 26, 2015	By:	/s/ Kelvin Lindsey
Kelvin Lindsey
Chief Executive Officer and Director